UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 18, 2005

American Financial Realty Trust
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	001-31678	020604479
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1725 The Fairway, Jenkintown, Pennsylvania		19046
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	215-887-2280

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On March 18, 2005, the Company announced that David J. Nettina, who recently joined as Senior Vice President and Chief Real Estate Officer, was also named Chief Financial Officer. Mr. Nettina's responsibilities will include internal financial functions such as financial reporting, forecasting, budgeting and compliance, as well as supervision of the Company's property and project management functions. The appointment of Mr. Nettina to the additional position of Chief Financial Officer will be effective as of April 1, 2005.

Mr. Nettina has served as our Senior Vice President and Chief Real Estate Officer since March 14, 2005 and will serve in the additional capacity as our Chief Financial Officer commencing on April 1, 2005. In July 2001 Mr. Nettina founded Briarwood Capital Group, LLC to manage his family investment activities, and has served and continues to serve as its principal. From September 2002 to January 2005, Mr. Nettina served as an adjunct professor of finance at Siena College. From 1997 to 2001, Mr. Nettina was an executive officer of SL Green Realty Corp., a publicly traded REIT which owns and operates Class B office properties, where he served as President from 1998 to 2001, as Chief Operating Officer from 1997 to 2001 and as Chief Financial Officer from 1997 to 1998. Prior to SL Green, Mr. Nettina held various executive management positions for more than 10 years with The Pyramid Companies, including positions as the chief financial officer and as a development partner. Mr. Nettina is 52 years old.

The terms of Mr. Nettina's employment agreement are described in a Current Report on Form 8-K filed by the Company on March 2, 2005.

Item 8.01. Other Events.

On March 18, 2005, the Company announced the promotion of a number of its executives. James Ratner, Senior Vice President and Chief Financial Officer, was promoted to Executive Vice President for Finance and Corporate Strategy, with responsibility for all of the Company’s capital markets and external financial activities. Mr. Ratner will focus primarily on external growth, through creative transaction structuring and financing, as well as communicating the Company's strategy to the investment community. Robert J. Delany, Senior Vice President for Capital Markets and Corporate Strategies, was promoted to Executive Vice President and Chief Operating Officer – Europe, with responsibility for the Company’s European investment strategy, including supporting the Company's existing banking clients' international needs. Finally, Glenn Blumenthal and Edward J. Matey Jr. were promoted to Executive Vice President, and will continue in their roles as Chief Operating Officer and General Counsel, respectively. The promotions of Messrs. Ratner, Delany, Blumenthal and Matey will be effective as of April 1, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Financial Realty Trust

March 18, 2005	By:	/s/ Edward J. Matey Jr.

Name: Edward J. Matey Jr.
Title: Senior Vice President and General Counsel